Investor Presentation June 2019

Forward-Looking Statements and Use of Non-GAAP Measures Certain statements contained in this presentation may qualify as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact should be considered forward-looking statements made in good faith and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “expect”, “estimate”, “forecast”, “goal”, “intend”, “objective”, “plan”, “project”, “seek”, “strategy”, “target”, “will” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These risks and uncertainties include, but are not limited to, the following: general economic conditions on an international, national, state and local level; weather conditions in our marketing areas; changes in commodity costs; changes in the availability of natural gas; “non-routine” or “extraordinary” disruptions in our distribution system; regulatory, legislative and court decisions; competition; the availability and cost of capital; costs and effects of legal proceedings and environmental liabilities; the failure of customers or suppliers to fulfill their contractual obligations; and changes in business strategies. These cautionary statements should not be construed by you to be exhaustive. While SJI believes these forward- looking statements to be reasonable, there can be no assurance that they will approximate actual experience. Further, SJI undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise. This presentation includes certain non-GAAP financial measures, which the Company believes are useful in evaluating its performance. You should not consider the presentation of this additional information in isolation or as a substitute for results prepared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found later in this presentation. Investor Contact: Investor Contact: Daniel Fidell Eric Jacobson 609-561-9000 x7027 609-561-9000 x4363 dfidell@sjindustries.com ejacobson@sjindustries.com 2

Our Vision | Shareholder Value & Customer Satisfaction ❖ Our vision is to drive shareholder value and customer satisfaction through investment in expanding and modernizing our utility infrastructure and through regulatory innovation that provides safety, reliability, value and certainty to our customers. ❖ Knowing the criticality of reliable, cost effective supply to our region, we also seek investment in long-term contracted energy infrastructure that will support a more sustainable environment while making the mid-Atlantic region more affordable for families and competitive for businesses. ❖ Finally, we look to leverage our deep industry expertise and relationships, to provide essential services to utilities, power generators and industrial customers through our wholesale marketing, fuel management and consulting services. 3

Key Tenets of Growth Plan | 2018-2022 ❖ Growth is Focused on Utilities and Midstream Projects ▪ Consolidated Capital Spending Plan of $2.5B+ ▪ Consolidated Rate Base Growth of 10-11% Annually ▪ Consolidated EPS Growth of 6-8% Annually ❖ Balance Sheet Strengthening a Core Focus ▪ Committed to Solid Investment Grade Credit Rating ▪ Non-Core Asset Sales Fueling Debt Reduction ▪ Gradual Return to Historic Equity-to-Total Capitalization above 40% ❖ Returning Capital to Shareholders Remains A Top Priority ▪ Dividend Growth of ~3% Annually ▪ Targeted Payout Ratio of 55-65% ▪ Long-Term Dividend Growth Expected In Line With EPS Growth 4

Environmental, Social and Corporate Governance (ESG) SJI has formed an internal ESG Committee to evaluate and monitor our stewardship. The ESG Committee reports to the Corporate Responsibility Committee of SJI’s Board of Directors, ensuring the highest level of oversight. Environmental Social Governance ✓ Collaborate with DEP and our state ✓ Unwavering commitment to safety as the organization’s ✓ 30% of SJI’s board regulators to support effective non-negotiable top priority members are female environmental, health and safety standards ✓ Commitment to supplier diversity ✓ 90% of board members and regulations ✓ 52% workforce diversity across 1,100+ employees are considered ✓ Design/construct/operate/maintain independent ✓ 60% of CEO’s direct reports are female infrastructure for efficiency to minimize leaks ✓ 70% of board members ✓ Significant capital investment in ongoing ✓ Significant investment in technology, people and customer have tenure of 10 years remediation efforts as well as infrastructure communications to drive the Customer Experience or less replacement ✓ Significant monetary and employee volunteer time ✓ Mandatory retirement ✓ 117+ CNG vehicles installed across our fleet contributions support community investment and over 30 age at 75 local non-profit organizations reduce the use of diesel and carbon ✓ Annual independent emissions ✓ Robust intern program, with 28 interns participating from third-party board ✓ Anticipate over 500 tons of carbon emissions 14 universities evaluation and will be reduced at the current pipe ✓ Health and financial wellness programs to support compensation replacement rate employee engagement evaluation 5

Business Transformation 6

Business Transformation | Successful Execution of Strategy

Grow Economic Earnings

- NJ Rate Case Settled (2017)
- Above-Average Customer Growth Driven by Gas Conversions and New Construction
- AIRP Infrastructure Replacement Program Extended (2016)
- SHARP Infrastructure Replacement Program Extended (2018)
- ETG Infrastructure Program (2019)
- ETG Rate Case (Pending)

Improve Quality of Earnings

- Fuel Management Contracts Operational (2015-2018)
- Sharply Reduced Renewable Development/Investment (2016)
- Reduced On-Site Energy Business Portfolio (2016)
- Solar Assets Sold (2018)
- Retail Gas Marketing Assets Sold (2018)
- Ongoing Review Of Non-Core, Non-Reg Businesses

Maintain Balance Sheet Strength

- Secondary Equity Offerings (2016, 2018)
- Settled Equity Forward Agreement (2019)
- Deployment of Solar Sale Proceeds (2018/2019)
- Deployment of Retail Gas Marketing Sale Proceeds (2018/2019)
- Deployment of Proceeds from Remaining Non-Core Businesses (2019+)

Low Risk Profile

- Established Midstream Segment with PennEast Pipeline Project (2015)
- Expanded Fuel Management Activities (2015-2018)
- Elizabethtown and Elkton Acquisitions (2017)
- Redundancy Projects (Pending)
- Other Midstream Opportunities

7

NYNY Strategic Transformation | Acquisitions A Perfect Fit Transaction • In October 2017, announced acquisitions of Elizabethtown Gas (ETG) in New Jersey and Elkton Gas (ELK) in Maryland in a $1.7B transaction, with an effective purchase price of $1.5B including tax basis step-up PAPA • Transformative transaction that improves SJI business risk profile, leverages regulatory relationships in New Jersey and builds scale, increasing rate base by 45% South Jersey Gas Elizabethtown Gas • Visibility for long-term, utility-focused growth Elkton Gas NJNJ • Transaction completed in record time (~9 months) Integration Status • Seamless and highly-efficient process to date • TSA Exit is Top Priority: Expected Substantially Complete by 2019 Year End MDMD • Standing Up IT Platforms MDMD • Implementation of "Best Practices" DEDE • Harmonization of Policies and Practices 980388_1.wor - NY008P5T VAVA 8

Strategic Transformation | Asset Sales As part of our business transformation plan, we are optimizing the value of our non-core, non- regulated businesses. These businesses include our investment/ownership in solar, retail commodity marketing operations, combined heat-and-power assets and landfill gas-to-electric assets ✓ Solar Sale • In June 2018, we entered into an agreement to sell our portfolio of solar energy projects to an entity managed by Goldman Sachs Asset Management (GSAM) for approximately $350M in cash • The projects, located at 143 sites across New Jersey, Maryland, Massachusetts and Vermont, provide power to schools, hospitals, and commercial and industrial facilities ✓ Retail Gas Marketing Sale • In November 2018, we completed the sale of all retail gas marketing assets to a subsidiary of UGI Corporation (UGI) for $15 million in cash • SJI previously operated as a licensed, deregulated natural gas provider to 2,500+ customers primarily in NJ, PA and OH 9

Business Transformation | Organizational Structure Today Regulated Non-Regulated SJI Utilities SJI Midstream South Jersey Energy Solutions South Jersey Elizabethtown Elkton Pipelines/ Energy Energy Gas Gas Gas Storage Group Services • PennEast (Proposed) • Wholesale Gas • Energy Production Marketing (CHP, Landfill) • Fuel Supply • Account Services Management • Retail Electric Marketing 10

Business Transformation | Next Steps ➢ Acquisition Integration ▪ Integration of ETG/Elkton and Adoption of Best Practices ➢ Business Transformation Initiative ▪ Leveraging Talent and Technology to Improve Business Processes and Results ➢ Non-Core Businesses ▪ Complete Repositioning of Non-Utility Businesses, Emphasizing Fuel Management and Other Long-Term, Contracted Margins ➢ Regulatory Initiatives ▪ ETG Infrastructure Investment Program (IIP) - ($300M/5yr. Commencing 7/1/19) ▪ Base Rate Case Filing for ETG (Pending) ▪ Base Rate Case Filing for SJG (Required by November 2020) 11

SJI Utilities (SJIU) 12

NYNY SJI Utilities | Overview Regulated SJI Utilities PAPA South Jersey Elizabethtown Elkton Gas Gas Gas Largest Stand-Alone Natural Gas Utility in New Jersey NJNJ ➢ Three gas distribution utilities – South Jersey Gas (SJG) and Elizabethtown Gas (ETG) in NJ; and Elkton Gas (ELK) in MD. ➢ ~10,000 miles of distribution and transmission pipeline ➢ ~690,000 total customers ➢ ~$3B combined Rate Base ➢ Growing customer base ➢ Mix of new construction and conversions MDMD ➢ Collaborative relationship with NJ regulators DEDE ➢ NJ ranks #4 in the nation in per capita income and #8 for GDP 980388_1.wor - NY008P5T 13 VAVA

NYNY SJI Utilities | South Jersey Gas ➢ Overview • 390,000+ customers served in southern New Jersey • Mix of urban, suburban, rural and coastal communities • Service territory covers more than 2,500 square miles • ~6,600 miles of distribution pipeline PAPA • ~70% gas saturation in service area • Regulated by the NJ Board of Public Utilities ➢ Regulatory Construct NJNJ • Authorized rate base: $1.6B • Authorized ROE: 9.6% • Authorized Equity Component 52.5% • Authorized Trackers: Decoupling (CIP), AIRP and SHARP, Energy Efficiency Tracker (EET), Recovery of Environmental Costs (RAC) ➢ Growth Drivers MDMD • Customer growth – new home construction and conversions DEDE • Multi-year infrastructure investment programs (AIRP, SHARP) • Periodic base rate cases 980388_1.wor - NY008P5T South Jersey Gas • Reliability and Redundancy Projects VAVA 14

NYNY SJI Utilities | Elizabethtown Gas ➢ Overview • 293,000+ customers served in northern New Jersey • Densely populated service area in Union; Sparsely populated in Western Elizabethtown Gas service area • ~3,200 miles of distribution pipeline PAPA • Regulated by the NJ Board of Public Utilities ➢ Regulatory Construct • Authorized rate base: $0.7B • Authorized ROE: 9.6% NJNJ • Authorized Equity Component: 46.0% • Authorized Trackers: Weather Normalization, IIP (effective 7/19), Energy Efficiency Program (EEP), RAC • Last Rate Case: $13 million revenue increase effective 7/17 ➢ Growth Drivers • Customer growth – new home construction and conversions MDMD • Multi-year infrastructure investment program • Periodic base rate cases DEDE • Tangible growth runway extending well beyond 5-year plan 980388_1.wor - NY008P5T 15 VAVA

NYNY SJI Utilities | Elkton Gas ➢ Overview • 6,700+ customers served in northeast Maryland • Lightly populated 64-mile Elkton service area • ~100 miles of pipeline main PAPA • Throughput: Residential ~30% / Commercial ~70% • Regulated by the MD Public Service Commission (MPSC) Elkton Gas ➢ Regulatory Construct • Authorized Rate Base: $9.2M NJNJ • Authorized ROE: 9.8% • Authorized Equity: 50.0% • Authorized Trackers: Revenue Normalization Adjustment ➢ Growth Drivers • Last Rate Case: $0.09M revenue increase based on 9.8% ROE and 50.0% equity component authorized 2/19 MDMD • Stay-out for 30 months as per the Acquisition proceeding Final Order • Beyond stay out, will seek to recover investments associated with DEDE Pipeline Remediation Plan 980388_1.wor - NY008P5T VAVA 16

SJI Utilities | Safety is Our Top Priority ➢ Building A Strong Safety Culture • Tone at the top • DuPont Engagement – stand-up of comprehensive safety management system • Enhanced communication and training • Improving incident metrics – inclusion of leading indicators • Leverage best of best ➢ Benefits of Strong Safety Culture • More engaged workforce • Increased employee retention • Better recruiting • Improved customer experience • Lower claims costs and insurance premiums • Fewer lost work days 17

SJI Utilities | Focus on Customer Experience 2017 2018 ➢ Top JD Power Customer Satisfaction Scores Rank Rank • ETG is #1 in peer group for 4th consecutive year ELIZABETHTOWN GAS 738 1 1 • SJG is #3 in same peer group COLUMBIA GAS OF PENNSYLVANIA 734 2 2 ➢ CONNECTICUT Cultural Maturity Curves NATURAL GAS 722 6 3 • SJG Improvement Initiative - People, Processes and Technology SOUTH JERSEY GAS 722 3 3 • ETG/ELK’s advanced stage journey EAST MIDSIZE AVERAGE 717 - - ➢ Benefits of Strong Customer Culture COLUMBIA GAS OF MASSACHUSETTS 712 4 5 • Enhanced customer growth ROCHESTER GAS & 710 • Self-service options lower labor costs ELECTRIC 6 6 • Lower un-collectibles NYSEG 708 8 7 • More engaged workforce SOUTHERN 698 • Increased employee retention CONNECTICUT GAS 5 8 LIBERTY UTILITIES • Reduced customer attrition 679 9 9 • Builds trust, credibility and brand awareness 600 650 700 750 18

Customer Growth 19

Customer Growth | South Jersey Gas ➢ Long Track Record of Strong Customer Growth • SJG customer base grew 1.6% annually from 2009-2018 • Above-average growth achieved despite local economic conditions including high South Jersey Gas (SJG) foreclosure rate Customer Growth • Conversions from alternate fuels, including heating oil and propane, outpacing new construction adds for a decade 420 415 • 90%+ of new customer additions are residential, which represents ~65% of utility 410 400 gross margin 391 390 384 ➢ Conversion Opportunity 378 380 373 • Residential Conversions (single family homes) 370 367 362 o 357 On Main – ~25,000 Thousands 360 351 348 o Off Main – ~35,000 350 344 • Commercial Conversions 340 o On Main – ~5,000 330 o Off Main – ~1,700 320 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2022E ➢ Future Growth • Expected 1.6% annualized growth 2018-2022 • Innovation, partnerships and strategic growth strategies are positioning us well for future customer growth • Continuation of successful “off main” approach • More robust partnerships with the HVAC contractor network 20

Customer Growth | Elizabethtown Gas ➢ Track Record of Positive Customer Growth • ETG customer base grew 0.9% annually from 2009-2018, generally in line with the peer average Elizabethtown Gas (ETG) • Balanced mix of new construction and conversions from alternate Customer Growth fuels, including heating oil and propane 320 311 ➢ Conversion/Additional Load Opportunity 310 • Residential Conversions (single family homes) 300 o Primary Target: ~35,000 customers have gas service, but not 294 292 currently using for heating 290 287 285 282 280 o On Main: 278 280 275 277 • Residential ~26,900 Thousands 274 • Commercial ~8,500 270 ➢ Future Growth 260 • Expected 1.4% annualized growth 2018-2022 250 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2022E • Opportunity to significantly increase 5-year customer growth rate closer to SJG rate (~1.6%) driven by enhanced focus on conversion opportunities • Identifying and pursuing opportunities to introduce natural gas for new/different applications 21

Regulatory Initiatives 22

Regulatory Initiatives | SJG Infrastructure Modernization

➢ Accelerated Infrastructure Replacement Program (AIRP; 2013-Present)

- Authorized program by NJBPU designed to continue efforts to enhance the safety and reliability of SJG's infrastructure system
- AIRP I: $141M from 2013-2016 replaced ~360 miles of bare steel and cast-iron mains
- AIRP II: Approved in 2016, $302.5M from 2016-2021 to replace remaining cast iron and bare steel in SJG system
- Timely recovery of investment on an annual basis through a separate rider recovery mechanism, with new rates effective on October 1
- ***Current Status: On track to complete replacement of all remaining bare steel and cast iron main (~280 miles) by 2021***

➢ Storm Hardening and Reliability Program (SHARP; 2014-Present)

- Following major storms, authorized program by NJBPU to replace low pressure mains in coastal regions
- SHARP I: $103.5M from 2014-2017 replaced 92 miles of coastal infrastructure
- SHARP II: Approved in 2018, $100M from 2018-2021 focused on 4 targeted system enhancement projects within the barrier islands
- Timely recovery of investment on an annual basis through a separate rider recovery mechanism, with new rates effective on October 1
- ***Current Status: On track to complete project queue by 2021***



South Jersey Gas (SJG)
Pipeline Replacement
Pipe Miles
350
300
250
200
150
100
50
-
304
75
194
110
110
84
84
0
2018
2019E
2020E
2021E
Bare Steel Replaced
Bare Steel Remaining

23

Regulatory Initiatives | ETG Infrastructure Modernization Elizabethtown Gas (ETG) ➢ Infrastructure Investment Program (IIP; 2019-2024) Pipeline Replacement 500 • Consistent with acquisition approval, SJI was required to develop 428 400 366 a plan to address remaining aging infrastructure at ETG 304 300 240 • In June 2019, NJBPU authorized $300M, five-year infrastructure 200 175 replacement program effective July 1, 2019 through June 30, 2024 Miles Pipe 100 64 62 62 64 65 • Authorized IIP program includes replacement of up to 250 miles of 0 2018 2019E 2020E 2021E 2022E cast iron and bare steel mains and related services in ETG system, Vintage Pipe Replaced Vintage Pipe Remaining as well as installation of excess flow valves on new service lines • Timely recovery of investment on annual basis through separate ELIZABETHTOWN GAS (ETG) rider recovery mechanism, with new rates effective on October 1 REPLACEMENT MILES BY PIPE MATERIAL Iron, 9 Bare Steel, 15 Low Pressure, 96 Copper, 1 Cast Iron, 372 24

Regulatory Initiatives | ETG Base Rate Case Delivering safe, reliable, affordable natural gas service requires investments to replace aging mains, support compliance with State and Federal system integrity and safety regulations, and implement measures that improve the overall ETG customer experience ➢ Request Details • In April, ETG filed a petition with the NJBPU requesting a revenue increase of approximately $65 million to recognize the infrastructure investments made to maintain the safety and reliability of its natural gas delivery system • Request includes approximately $346 million net plant additions not included in rates established in ETG’s last base rate case (i.e., plant additions associated with the period October 1, 2017 through February 29, 2020) • Assumes an overall rate of return of 7.6%, a return on equity of 10.4% and a 52.5% equity ratio • Test Year September 1, 2018 through August 31, 2019 ➢ Notable Considerations • Proposed rates will still result in a 10.1% lower gas bill for a residential heat customer compared to rates in effect a decade ago • As part of the acquisition, ETG customers received bill credits totaling $15 million in 2018 • Currently, average annual natural gas bills for ETG customers are among the lowest in the state • For three years in a row, ETG has ranked highest in customer satisfaction for residential gas service among east midsize utilities by J.D. Power and Associates ➢ Current Status: Settlement discussions expected to begin later this year followed by a final order, in line with precedent from prior cases 25

Regulatory Initiatives | 2019/2020

Company	Filing Type	Objective	Filing/Submitted Date	Expected Outcome Date
Elizabethtown Gas	**Infrastructure Replacement**	**Safety and Modernization**	**Filed October 2018**	**June 2019 Order/ Effective July 1, 2019**
Elizabethtown Gas	Base Rate Case	System Reliability and Growth	**Filed April 2019**	Q4 2019/Q1 2020
South Jersey Gas	Annual Recovery of Infrastructure Programs	Safety and Modernization	Q2 2019	Q4 2019
South Jersey Gas	Engineering/Route Approval For LNG Redundancy Project	Supply Redundancy	Late 2019	Q2 2020
South Jersey Gas	Base Rate Case *	System Reliability and Growth	Early 2020	Q4 2020
South Jersey Gas / Elizabethtown Gas	Annual Recovery of Infrastructure Programs	Safety and Modernization	Q2 2020	Q4 2020

*** South Jersey Gas**

- *Pursuant to the AIRP II Extension Order, SJG is required to file next base rate case no later than November 2020*
- *Estimated to include ~$340M incremental plant additions since the last base rate case approval, excluding AIRP II & SHARP II*

26

SJI

Regulatory Initiatives | Redundancy Projects In response to the NJBPU's call for utilities to evaluate preparedness for supply interruptions, we are evaluating potential redundancy solutions. These projects are important to ensure service is not interrupted to customers in the event of a significant outage, either behind our city gate, or on one of the two interstate pipelines that serve the SJG system. ➢ Supply Redundancy: LNG Facility • Supply redundancy is a top priority for our utilities, particularly SJG. • Evaluating multiple options including redundant supply feeds and large scale storage and liquefaction • Current Status: Moving into the design phase; Expect to provide project specifics in the coming months ➢ System Redundancy: Cape May • RC Cape May Holdings, LLC has communicated the firm’s intent not to proceed with re-powering the former BL England facility with natural gas • SJG's proposed ~$115 million, 22-mile intrastate pipeline project would have supplied natural gas to the BL England generating facility and provided a secondary supply of natural gas to 142,000+ customers in Atlantic and Cape May counties who are currently served by a single feed • Current Status: Exploring several system alternatives that will allow for a secondary supply of natural gas, needed to create reliability and resiliency for these customers. Expect to share details as alternatives clarify in the coming months 27

Midstream 28

Midstream | PennEast Pipeline

➢ Project Description

- 20% equity owner in $1.0B+, 1 BCF, 120-mile interstate pipeline from Marcellus region of Pennsylvania into New Jersey
- Access to low cost supply; benefits customers and local economies
- $200M+ investment with FERC level returns projected
- 90%+ subscribed; 80%+ capacity under 15-year agreements
- Approved by FERC – January 2018

➢ Recent Events

- In December 2018, the PennEast Pipeline Project received a favorable ruling from the United States District Court for New Jersey granting PennEast access to properties to complete land surveys

➢ ***Current Status: Currently conducting remaining land surveys in New Jersey; Construction-type activities are expected to begin in 2020***



Tennessee
Millennium
Transco
Compressor: 47,700 HP (ISO)
PennEast Pipeline
Algonquin
Texas Eastern
Columbia
Transco

29

SJI

Non-Utility Operations 30

Non-Utility Operations | Overview ❖ Complementary, non-regulated businesses that support our regulated operations Non-Regulated ❖ Non-utility operations provide positive net income, while becoming a smaller portion of SJI overall earnings as a result of our ongoing business transformation activities ❖ Wholesale Marketing and Fuel Management key drivers of future economic earnings South Jersey Energy Solutions ➢ Wholesale Marketing • The purchase of natural gas from producers and marketers for sales and delivery to retail aggregators or Energy Energy large consumers such as merchant generators, utilities or other marketers Group Services • Capitalize on growing gas demand, increasing shale production, changing dynamics of pipeline infrastructure, and weather volatility • Wholesale Gas • Energy Production • Efforts focused in Northeast and Mid-Atlantic regions Marketing (CHP, Landfill) • Seek to maximize value of our leased transportation assets through a combination of “index plus” margin • Fuel Supply contracts, and the ability to arbitrage (i.e. limited commodity/market risk) • Account Services Management ➢ Fuel Management • Retail Electric • Provide natural gas fuel supply to new and existing merchant generation facilities on multi-year contracts Marketing • Primary services offered are firm supply of fuel to the plant along with daily and intra-day swing service • Portfolio of 11 contracts, with 8 currently operational • Contract terms range from 4 to >15 years • Average contract value is $1.0 to $1.5 million 31

Non-Utility Operations | Fuel Management Contracts Capacity Volume Current Term Counterparty Location In Service Start Date End Date (MW) (Dth/Day) (Yrs) Starwood Marcus Hook, PA 750 80,000 2004 2035 17 LS Power West Deptford, NJ 738 76,700 2014 2029 15 Moxie - Liberty Bradford Co, PA 825 137,655 2016 2021 5 Moxie - Patriot Lycoming Co, PA 825 137,655 2016 2020 4 Panda - Stonewall Leesburg, VA 750 110,000 2017 2021 4 Moxie Freedom Luzerne Co, PA 1,029 157,000 2018 2028 10 Lordstown Trumball County, OH 1,025 160,000 2018 2024 5 Invenergy Lackawanna, PA 1,480 210,000 2018 2029 10 Calpine Various 140 15,000 2020 2023 3 TYR Energy (Hickory Run) Lawrence Co, PA 1,000 162,000 2020 2025 5 Panda - Mattawoman Brandywine, MD 859 141,000 TBD TBD 4 32

Recent Financial Performance 33

Financial Performance | 1Q’19 Summary ➢ 1Q 2019 Earnings ▪ GAAP earnings of $0.94 per diluted share compared to $1.40 per diluted share in 2018 ▪ Economic earnings of $1.09 per diluted share compared to $1.26 per diluted share in 2018 ▪ Performance reflects increased profitability from SJIU, Midstream and Energy Services offset by decreased profitability from Energy Group and impact of acquisition-related financing activities ➢ 2019 Accomplishments/Priorities ✓ Strengthened balance sheet using proceeds from issuance of equity forward in January for repayment of debt ✓ Strengthened balance sheet using proceeds from solar and retail gas marketing asset sales for repayment of debt ✓ Advanced integration of ETG and ELK acquisitions ✓ Filed ETG base rate case ▪ Complete review of remaining non-core, non-regulated businesses ▪ Receive final order on proposed ETG Infrastructure Investment Program (IIP) ▪ Complete review of redundancy project alternatives ▪ Increase cost savings from business transformation initiatives ▪ Complete TSA exit 34

Financial Performance | Economic Earnings Bridge - Q1’18 to Q1’19 • Utility variance primarily reflects partial year ownership of ETG and ELK, as well as 1.9% SJG customer growth and infrastructure investment, offset by higher operating costs • Midstream variance reflects AFUDC for PennEast Pipeline project • Non-Utility variance primarily reflects lower wholesale margins on daily energy trading activities tied to tighter spreads, lack of sustained cold weather and associated volatility and new pipeline operating rules that limited asset optimization • Other variance reflects acquisition-related financing costs net of debt repayments from asset sales 35

2019/2020 Guidance 36

Guidance | 2019 Reaffirmed ❖ SJI reaffirms its expectation for 2019 economic earnings in the range of $98 million to $107 million, or $1.05 to $1.15 per diluted share. ❖ Economic earnings guidance primarily reflects 1) regulated operations that represent 80-85% of economic earnings excluding acquisition-related interest costs, 2) costs associated with the transition services agreement we have with Southern which we intend to exit by early 2020, 3) financing and operational requirements associated with our ETG/ELK acquisitions and divestitures of non-core nonregulated businesses and 4) timing associated with the execution and implementation of our regulatory strategy. ❖ Capital expenditures are expected to be approximately $530 million in 2019. Investments in our regulated businesses are expected to represent more than 97 percent of capital expenditures. Following our equity forward draw in January, SJI does not anticipate any additional equity issuances in 2019. 37

Guidance | Economic Earnings Bridge - 2018 to 2019 Midpoints $102 • Utility variance reflects full-year benefit of ETG and ELK operations, customer growth, infrastructure investment, and benefits from ongoing business transformation initiatives • Midstream variance reflects AFUDC for PennEast Pipeline project • Non-Utility variance reflects additional fuel management contracts, tighter wholesale spreads, legacy marketing contract headwinds and non-core asset divestitures • Other variance reflects full-year impact of acquisition financing costs, net of anticipated debt repayments from asset sales 38

Guidance | 2020 ❖ SJI expects 2020 economic earnings in the range of $147 million to $160 million, or $1.53 to $1.67 per diluted share. ❖ Economic earnings guidance primarily reflects 1) regulated operations that represent approximately 80% of earnings excluding acquisition-related interest costs, 2) accelerated utility customer growth and infrastructure replacement at both ETG and SJG, 3) execution of our regulatory strategy including base utility investment, 4) increased contribution from fuel management and a reshaped wholesale portfolio, and 5) lower operating costs driven by our business transformation activities. ❖ Capital expenditures are expected to be approximately $565 million in 2020. Investments in our regulated businesses are again expected to represent more than 97 percent of capital expenditures, with an equity issuance planned to support a utility redundancy project. 39

Guidance | Economic Earnings Bridge - 2019 to 2020 Midpoints • Utility variance reflects customer growth, infrastructure investment, TSA exit, benefits from business transformation activities and execution of regulatory initiatives, including requested ETG IIP and ETG base rate case • Non-Utility variance primarily reflects increased contribution from fuel management, a reshaped wholesale portfolio and expiration of legacy marketing contracts • Midstream variance reflects contributions from PennEast Pipeline project • Other variance reflects impact of acquisition financing costs offset by debt repayments from asset sales 40

Guidance | Capital Expenditures We Are Targeting Approximately $1.1B Over the Next Two Years, with more than 97% of Total Spending on Regulated Utility and FERC-Regulated Pipeline Investments SJI Consolidated Capital Expenditures By Business Segment $600 $565 $530 $22 $76 $500 $430 $14 $153 $400 $218 $160 Millions $300 $337 $200 $289 $257 $100 2018A 2019E 2020E Note: Midstream/Other capital expenditures includes South Jersey Gas Elizabethtown Gas Midstream/Other recognition of estimated PennEast project dividends. 41

Guidance | Long-Term Growth ❖ SJI expects economic earnings per share to increase by an average of 6 to 8 percent annually between 2018 and 2022; however, the timing and frequency of regulatory filings will impact the growth rate in any individual year. ❖ SJI’s rate base is expected to grow an average of 10 to 11 percent per year between 2018 and 2022. ❖ Capital expenditures are expected to be in the range of $500 million to $600 million per year between 2018 and 2022, with more than 97 percent of expenditures supporting regulated operations and projects. ❖ SJI expects its average annual dividend growth rate to be approximately 3 percent between 2018 and 2022, with a long- term target dividend payout ratio of 55 to 65 percent of economic earnings, all subject to its board of directors' approval. ❖ Our financial guidance for the periods discussed assume a continued conservative future view of wholesale markets, potential for revisions to PennEast construction schedules, and RC Cape May Holdings intent to discontinue the re- powering of the BL England facility with natural gas. ❖ Our financial guidance is also subject to the risks and uncertainties identified under “Forward-Looking Statements.” 42

SJI Investment Rationale ➢ Economic Earnings Growth ✓ Stable and Sustainable Economic EPS Growth of 6-8% ✓ Driven by Utility Customer Growth and Infrastructure Improvement Activities ✓ Complemented by Modest Contributions From Stable, Non-Regulated Activities ➢ Improved Quality of Earnings ✓ Focused on Core Businesses: Utility, Midstream and Wholesale Marketing/Fuel Management ✓ Contribution from Regulated Businesses 80-90% ✓ Leveraging "Best Practices" Among Our Businesses ➢ Strengthening Balance Sheet ✓ Priority to Steadily Return to BBB+ Credit Rating ✓ Return to 55-65% Payout Ratio ➢ Low Risk Profile ✓ Divesting Non-Core, Non-Regulated Businesses ✓ Transforming Not Just The “What" But The “How"

Non-GAAP Financial Measures Management uses the non-generally accepted accounting principles (non-GAAP) financial measures of Economic Earnings and Economic Earnings per share when evaluating its results of operations. These non-GAAP financial measures should not be considered as an alternative to GAAP measures, such as net income, operating income, earnings per share from continuing operations or any other GAAP measure of liquidity or financial performance. Economic Earnings is a significant performance metric used by our management to indicate the amount and timing of income from continuing operations that we expect to earn after taking into account the impact of derivative instruments on the related transactions, those transactions or contractual arrangements where the true economic impact will be realized primarily in a future period or was realized in a previous period, and other events that management believes make period to period comparisons of SJI's operations difficult or potentially confusing. Specifically regarding derivatives, we believe that this financial measure indicates to investors the profitability of the entire derivative-related transaction and not just the portion that is subject to mark-to-market valuation under GAAP. We believe that considering only the change in market value on the derivative side of the transaction can produce a false sense as to the ultimate profitability of the total transaction as no change in value is reflected for the non-derivative portion of the transaction. We define Economic Earnings as: Income from continuing operations, (i) less the change in unrealized gains and plus the change in unrealized losses on all derivative transactions; (ii) less realized gains and plus realized losses on all commodity derivative transactions attributed to expected purchases of gas in storage to match the recognition of these gains and losses with the recognition of the related cost of the gas in storage in the period of withdrawal; (iii) less the impact of transactions or contractual arrangements where the true economic impact will be realized in a future period, along with other events that management believes make period to period comparisons of SJI's operations difficult or potentially confusing. Please refer to our annual report on form 10-k and other SEC filings where the reconciliations to GAAP earnings can be found. 44